NUMBER                                               $100,000,000
R-001                                         CUSIP NO. 023589AA2

              SEE REVERSE FOR CERTAIN DEFINITIONS

          THE CERTIFICATE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          BY ACQUISITION HEREOF, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE DATE OF THE ACQUISITION OF THE CERTIFICATES FROM THE COMPANY OR ANY AFFILIATE OF THE COMPANY AND THE DATE OF ANY RESALE OF CERTIFICATES FOR THE ACCOUNT OF EITHER THE ACQUIROR OR ANY SUBSEQUENT HOLDER OF THE CERTIFICATES, EXCEPT (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE CERTIFICATES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT
("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY AMERCO OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          AMERCO SERIES 1997-A BOND BACKED ASSET TRUST

          6.65% AMERCO SERIES 1997-A BOND BACKED ASSET
        TRUST CERTIFICATES, ("BATs") DUE OCTOBER 15, 1999
                              ----
evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $100,000,000 aggregate principal amount of 6.65% Notes, Series 1997-A due October 15, 2032 (collectively, the "Notes") of AMERCO (the "Company"). The Notes have been
 -----                   -------
purchased by the Trust from the Company with the proceeds of the sale of the Certificates and the Call Options (as defined herein).

          THIS CERTIFIES THAT CEDE & CO. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the AMERCO SERIES 1997-A BOND BACKED ASSET TRUST formed by the Company equal to a Certificate Principal Balance of $100,000,000. Under the Trust Agreement, there will be distributed on the 15th day of each April and October, or if such day is not a Business Day, the next succeeding Business Day, commencing April 15, 1998 through and including the Final Distribution Date (each a "Distribution Date"), to the extent of Available Funds (as
 -----------------
defined below), an amount equal to the interest collected on the Notes. On the Final Distribution Date, there will be distributed, to the extent of Available Funds, all distributions received from or in respect of the Trust Assets.

          The Trust was created pursuant to a Trust Agreement dated as of October 22, 1997 (the "Trust Agreement"), between the
                                   ---------------
Company and IBJ Schroder Bank & Trust Company, not in its individual capacity but solely as Trustee (the "Trustee"). This
                                                -------
Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as 6.65% AMERCO Series 1997-A Bond Backed Asset Trust Certificates ("BATs") Due October 15, 1999 (herein
                           ----
called the "Certificates").  Concurrently with the issuance of
            ------------
the Certificates, the Trustee will issue call options (the "Call
                                                            ----
Options") to Citibank, N.A. and NationsBank, N.A. (the
-------
"Callholders") pursuant to which each Callholder has the right,
 -----------
but not the obligation, to purchase all, but not less than all, the Notes from the Trust on the Final Distribution Date at a purchase price equal to 100% of the outstanding principal amount thereof. If (i) the Call Options are not exercised at or prior to 4:00 p.m. New York City time on the date three Business Days prior to the Final Distribution Date, or (ii) following any such exercise, the Callholders fail to make payment in full when due for the purchase of the Notes, then the Trustee, on behalf of the Certificateholders, shall, immediately thereafter, give irrevocable written notice to the Company that it intends to exercise the Put Option on the Final Distribution Date in accordance with the terms of the Notes and the Indenture. Any such notice shall be irrevocable.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists primarily of the Notes and all payments on or collections in respect of the Notes accrued on or after the Closing Date (not including any interest or other reinvestment income received with respect to the foregoing) and any proceeds from the sale of the Notes pursuant to the Put Option or the Call Options, as the case may be.

          Subject to the terms and conditions of the Trust Agreement and the Call Options (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. If a payment with respect to the Notes is not made to the Trustee by 11:00 a.m. (New York City time) on the date such payment is due, or if such payment is not made on the due date, the Trustee will upon receipt of such funds make such distribution on the next Business Day (and no additional amounts of interest shall accrue on the Certificates or be owed to Certificateholders as a result of any such delay).

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the Final Distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed as of the date set forth below.


                              AMERCO SERIES 1997-A
                                BOND BACKED ASSET TRUST

                              by IBJ Schroder Bank & Trust Company,
                                not in its individual capacity but
                                solely as Trustee


                              By:__________________________
                                 Authorized Officer

Dated:  October 22, 1997



            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates described in the Trust
Agreement referred to herein.


                              IBJ Schroder Bank & Trust Company,
                                as Trustee






                              By:_______________________________
                                   Authorized Signatory

                 (REVERSE OF TRUST CERTIFICATE)


          The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to payments under the Notes, the Call Options and the Put Option (to the extent of its rights therein) for distributions hereunder.

          Subject to the next paragraph and to certain exceptions provided in the Trust Agreement and the Call Options, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Company and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Voting Rights of Outstanding Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          Under the terms of the Call Options and the Trust Agreement, Certificateholders will not be entitled to terminate the Trust or cause the sale or other disposition of the Notes. In addition, amendment of the Trust Agreement may require, and amendment of the Call Options generally will require, consent of the Callholders, all as provided in the Call Options and the Trust Agreement.

          The Certificates are issuable in fully registered form only in minimum original principal amounts of $100,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is IBJ Schroder Bank & Trust Company.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Company and the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          The Trust and the obligations of the Company and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders on a sale of the Notes in accordance with the Call Options or repurchase by the Company of the Notes pursuant to the Put Option, (ii) the distribution of all proceeds received by the Trustee in connection with certain circumstances described in the Trust Agreement following an Event of Default and (iii) the expiration of 21 years from the death of the last survivor of the descendants of the youngest Executive Officer of the Company, measured as of the date of the Trust Agreement, living on the date hereof.

                           ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto [PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

_________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


_________________________________________________________________
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________________
Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:_______________



                              _______________________________*
                              Signature Guaranteed;

                              _______________________________*



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

NUMBER                                               $100,000,000
R-001                                         CUSIP NO. 023589AB0

              SEE REVERSE FOR CERTAIN DEFINITIONS

          THE CERTIFICATE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          BY ACQUISITION HEREOF, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE DATE OF THE ACQUISITION OF THE CERTIFICATES FROM THE COMPANY OR ANY AFFILIATE OF THE COMPANY AND THE DATE OF ANY RESALE OF CERTIFICATES FOR THE ACCOUNT OF EITHER THE ACQUIROR OR ANY SUBSEQUENT HOLDER OF THE CERTIFICATES, EXCEPT (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE CERTIFICATES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT
("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY AMERCO OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          AMERCO SERIES 1997-B BOND BACKED ASSET TRUST

          6.89% AMERCO SERIES 1997-B BOND BACKED ASSET
        TRUST CERTIFICATES, ("BATs") DUE OCTOBER 15, 2000
                              ----
evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $100,000,000 aggregate principal amount of 6.89% Notes, Series 1997-B due October 15, 2010 (collectively, the "Notes") of AMERCO (the "Company"). The Notes have been
 -----                   -------
purchased by the Trust from the Company with the proceeds of the sale of the Certificates and the Call Options (as defined herein).

          THIS CERTIFIES THAT CEDE & CO. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the AMERCO SERIES 1997-B BOND BACKED ASSET TRUST formed by the Company equal to a Certificate Principal Balance of $100,000,000. Under the Trust Agreement, there will be distributed on the 15th day of each April and October, or if such day is not a Business Day, the next succeeding Business Day, commencing April 15, 1998 through and including the Final Distribution Date (each a "Distribution Date"), to the extent of Available Funds (as
 -----------------
defined below), an amount equal to the interest collected on the Notes. On the Final Distribution Date, there will be distributed, to the extent of Available Funds, all distributions received from or in respect of the Trust Assets.

          The Trust was created pursuant to a Trust Agreement dated as of October 22, 1997 (the "Trust Agreement"), between the
                                   ---------------
Company and IBJ Schroder Bank & Trust Company, not in its individual capacity but solely as Trustee (the "Trustee"). This
                                                -------
Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as 6.89% AMERCO Series 1997-B Bond Backed Asset Trust Certificates ("BATs") Due October 15, 2000 (herein
                           ----
called the "Certificates").  Concurrently with the issuance of
            ------------
the Certificates, the Trustee will issue call options (the "Call
                                                            ----
Options") to Citibank, N.A. and NationsBank, N.A. (the
-------
"Callholders") pursuant to which each Callholder has the right,
 -----------
but not the obligation, to purchase all, but not less than all, the Notes from the Trust on the Final Distribution Date at a purchase price equal to 100% of the outstanding principal amount thereof. If (i) the Call Options are not exercised at or prior to 4:00 p.m. New York City time on the date three Business Days prior to the Final Distribution Date, or (ii) following any such exercise, the Callholders fail to make payment in full when due for the purchase of the Notes, then the Trustee, on behalf of the Certificateholders, shall, immediately thereafter, give irrevocable written notice to the Company that it intends to exercise the Put Option on the Final Distribution Date in accordance with the terms of the Notes and the Indenture. Any such notice shall be irrevocable.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists primarily of the Notes and all payments on or collections in respect of the Notes accrued on or after the Closing Date (not including any interest or other reinvestment income received with respect to the foregoing) and any proceeds from the sale of the Notes pursuant to the Put Option or the Call Options, as the case may be.

          Subject to the terms and conditions of the Trust Agreement and the Call Options (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. If a payment with respect to the Notes is not made to the Trustee by 11:00 a.m. (New York City time) on the date such payment is due, or if such payment is not made on the due date, the Trustee will upon receipt of such funds make such distribution on the next Business Day (and no additional amounts of interest shall accrue on the Certificates or be owed to Certificateholders as a result of any such delay).

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the Final Distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed as of the date set forth below.


                              AMERCO SERIES 1997-B
                                BOND BACKED ASSET TRUST

                              by IBJ Schroder Bank & Trust Company,
                                not in its individual capacity but
                                solely as Trustee


                              By:__________________________
                                 Authorized Officer

Dated:  October 22, 1997



            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates described in the Trust
Agreement referred to herein.


                              IBJ Schroder Bank & Trust Company,
                                as Trustee






                              By:_______________________________
                                   Authorized Signatory

                 (REVERSE OF TRUST CERTIFICATE)


          The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to payments under the Notes, the Call Options and the Put Option (to the extent of its rights therein) for distributions hereunder.

          Subject to the next paragraph and to certain exceptions provided in the Trust Agreement and the Call Options, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Company and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Voting Rights of Outstanding Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          Under the terms of the Call Options and the Trust Agreement, Certificateholders will not be entitled to terminate the Trust or cause the sale or other disposition of the Notes. In addition, amendment of the Trust Agreement may require, and amendment of the Call Options generally will require, consent of the Callholders, all as provided in the Call Options and the Trust Agreement.

          The Certificates are issuable in fully registered form only in minimum original principal amounts of $100,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is IBJ Schroder Bank & Trust Company.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Company and the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          The Trust and the obligations of the Company and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders on a sale of the Notes in accordance with the Call Options or repurchase by the Company of the Notes pursuant to the Put Option, (ii) the distribution of all proceeds received by the Trustee in connection with certain circumstances described in the Trust Agreement following an Event of Default and (iii) the expiration of 21 years from the death of the last survivor of the descendants of the youngest Executive Officer of the Company, measured as of the date of the Trust Agreement, living on the date hereof.

                           ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto [PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

_________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


_________________________________________________________________
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________________
Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:_______________



                              _______________________________*
                              Signature Guaranteed;

                              _______________________________*



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

NUMBER                                               $100,000,000
R-001                                         CUSIP NO. 023589AC8

              SEE REVERSE FOR CERTAIN DEFINITIONS

          THE CERTIFICATE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          BY ACQUISITION HEREOF, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE DATE OF THE ACQUISITION OF THE CERTIFICATES FROM THE COMPANY OR ANY AFFILIATE OF THE COMPANY AND THE DATE OF ANY RESALE OF CERTIFICATES FOR THE ACCOUNT OF EITHER THE ACQUIROR OR ANY SUBSEQUENT HOLDER OF THE CERTIFICATES, EXCEPT (A) TO THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE CERTIFICATES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT
("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY AMERCO OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          AMERCO SERIES 1997-C BOND BACKED ASSET TRUST

          7.135% AMERCO SERIES 1997-C BOND BACKED ASSET
        TRUST CERTIFICATES, ("BATs") DUE OCTOBER 15, 2002
                              ----
evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $100,000,000 aggregate principal amount of 7.135% Notes, Series 1997-C due October 15, 2032 (collectively, the "Notes") of AMERCO (the "Company"). The Notes have been
 -----                   -------
purchased by the Trust from the Company with the proceeds of the sale of the Certificates and the Call Options (as defined herein).

          THIS CERTIFIES THAT CEDE & CO. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the AMERCO SERIES 1997-C BOND BACKED ASSET TRUST formed by the Company equal to a Certificate Principal Balance of $100,000,000. Under the Trust Agreement, there will be distributed on the 15th day of each April and October, or if such day is not a Business Day, the next succeeding Business Day, commencing April 15, 1998 through and including the Final Distribution Date (each a "Distribution Date"), to the extent of Available Funds (as
 -----------------
defined below), an amount equal to the interest collected on the Notes. On the Final Distribution Date, there will be distributed, to the extent of Available Funds, all distributions received from or in respect of the Trust Assets.

          The Trust was created pursuant to a Trust Agreement dated as of October 22, 1997 (the "Trust Agreement"), between the
                                   ---------------
Company and IBJ Schroder Bank & Trust Company, not in its individual capacity but solely as Trustee (the "Trustee"). This
                                                -------
Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as 7.135% AMERCO Series 1997-C Bond Backed Asset Trust Certificates ("BATs") Due October 15, 2002
                                  ----
(herein called the "Certificates").  Concurrently with the
                    ------------
issuance of the Certificates, the Trustee will issue call options (the "Call Options") to Citibank, N.A. and NationsBank, N.A. (the
      ------------
"Callholders") pursuant to which each Callholder has the right,
 -----------
but not the obligation, to purchase all, but not less than all, the Notes from the Trust on the Final Distribution Date at a purchase price equal to 100% of the outstanding principal amount thereof. If (i) the Call Options are not exercised at or prior to 4:00 p.m. New York City time on the date three Business Days prior to the Final Distribution Date, or (ii) following any such exercise, the Callholders fail to make payment in full when due for the purchase of the Notes, then the Trustee, on behalf of the Certificateholders, shall, immediately thereafter, give irrevocable written notice to the Company that it intends to exercise the Put Option on the Final Distribution Date in accordance with the terms of the Notes and the Indenture. Any such notice shall be irrevocable.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists primarily of the Notes and all payments on or collections in respect of the Notes accrued on or after the Closing Date (not including any interest or other reinvestment income received with respect to the foregoing) and any proceeds from the sale of the Notes pursuant to the Put Option or the Call Options, as the case may be.

          Subject to the terms and conditions of the Trust Agreement and the Call Options (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. If a payment with respect to the Notes is not made to the Trustee by 11:00 a.m. (New York City time) on the date such payment is due, or if such payment is not made on the due date, the Trustee will upon receipt of such funds make such distribution on the next Business Day (and no additional amounts of interest shall accrue on the Certificates or be owed to Certificateholders as a result of any such delay).

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the Final Distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed as of the date set forth below.


                              AMERCO SERIES 1997-C
                                BOND BACKED ASSET TRUST

                              by IBJ Schroder Bank & Trust Company,
                                not in its individual capacity but
                                solely as Trustee


                              By:__________________________
                                 Authorized Officer

Dated:  October 22, 1997



            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates described in the Trust
Agreement referred to herein.


                              IBJ Schroder Bank & Trust Company,
                                as Trustee






                              By:_______________________________
                                   Authorized Signatory

                 (REVERSE OF TRUST CERTIFICATE)


          The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to payments under the Notes, the Call Options and the Put Option (to the extent of its rights therein) for distributions hereunder.

          Subject to the next paragraph and to certain exceptions provided in the Trust Agreement and the Call Options, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Company and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Voting Rights of Outstanding Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          Under the terms of the Call Options and the Trust Agreement, Certificateholders will not be entitled to terminate the Trust or cause the sale or other disposition of the Notes. In addition, amendment of the Trust Agreement may require, and amendment of the Call Options generally will require, consent of the Callholders, all as provided in the Call Options and the Trust Agreement.

          The Certificates are issuable in fully registered form only in minimum original principal amounts of $100,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is IBJ Schroder Bank & Trust Company.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Company and the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          The Trust and the obligations of the Company and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders on a sale of the Notes in accordance with the Call Options or repurchase by the Company of the Notes pursuant to the Put Option, (ii) the distribution of all proceeds received by the Trustee in connection with certain circumstances described in the Trust Agreement following an Event of Default and (iii) the expiration of 21 years from the death of the last survivor of the descendants of the youngest Executive Officer of the Company, measured as of the date of the Trust Agreement, living on the date hereof.

                           ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto [PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

_________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


_________________________________________________________________
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________________
Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:_______________



                              _______________________________*
                              Signature Guaranteed;

                              _______________________________*



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.